UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 3, 2019

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01              Other Events.

On June 6, 2019, Ventas, Inc. (the “Company”) issued and sold 11,000,000 shares (the “Shares”) of its common stock, par value $0.25 per share (“Common Stock”), in a registered public offering pursuant to a Registration Statement on Form S-3 (File No. 333-222998) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective on February 13, 2018.  The Shares were sold pursuant to an Underwriting Agreement dated June 3, 2019 (the “Underwriting Agreement”) among the Company, Ventas Realty, Limited Partnership and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”).  In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 1,650,000 additional shares of Common Stock on the same terms.  The Company expects to receive net proceeds from the offering of approximately $667.3 million (or approximately $767.5 million if the Underwriter’s option to purchase additional shares of Common Stock is exercised in full) after deducting its estimated expenses.

A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement, dated June 3, 2019, among Ventas, Inc., Ventas Realty, Limited Partnership, and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in their opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: June 6, 2019	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Ethics and Compliance Officer